UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 22, 2023

Consensus Cloud Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices) (Zip Code)

(323) 860-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2023, Consensus Cloud Solutions, Inc. (the “Company”) issued a press release announcing its preliminary unaudited financial results for the fourth quarter and the full year of fiscal 2022. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company expects to file a Form 12b-25 with respect to its Annual Report on Form 10-K for the year ended December 31, 2022 and to file such annual report within 15 calendar days after its prescribed due date.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2022, the Company identified unintentional errors primarily relating to (i) to a legacy accounting practice, inherited from the spin transaction in its SoHo business that grossed up revenue by $1.9 million and $5.3 million for the three and nine month periods ended September 30, 2022, respectively, with a corresponding offset to bad debt expense and (ii) the timing of revenue recognition of $2.2 million and $2.5 million for the three and nine month periods ended September 30, 2022, respectively, which after review, the Company has concluded should be reclassified as deferred revenue.

On February 21, 2023, as a result of the unintentional errors noted above, the audit committee (the “Audit Committee”) of the board of directors of the Company determined that the unaudited financial statements for the three and nine month periods ended September 30, 2022 (the “Prior Financial Statements”) should no longer be relied upon and that a restatement of the Prior Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Q3 2022 10-Q”) is required. The Company will file an amendment to the Q3 2022 10-Q to correct these errors.

    The identified errors had the following effects on the consolidated statements of income of the Company for the three months ended September 30, 2022 compared to previously reported amounts: (i) a reduction in revenue of $4.1 million, or 4.3%, a reduction in operating expenses of $1.9 million, or 4.2%, a reduction in income from continuing operations of $1.7 million, or 9.9%, a reduction in net income of $1.7 million, or 9.9% and a reduction in net income per basic and diluted common share from continuing operations of $0.09 or 9.9%. The identified errors had the following effects on the financial statements of the Company for the nine months ended September 30, 2022 compared to previously reported amounts: (i) a reduction in revenue of $7.8 million, or 2.8%, a reduction in operating expenses of $5.3 million, or 4.5%, a reduction in income from continuing operations of $1.9 million, or 3.3%, a reduction in net income of $1.9 million, or 3.3% and a reduction in net income per basic and diluted common share from continuing operations of $0.10 or 3.3%. The amended Q3 2022 10-Q will contain restated unaudited condensed consolidated statements of operations for the three and nine months ended September 30, 2022 and a restated unaudited condensed consolidated balance sheet as of September 30, 2022 and restatements of the related notes to the unaudited condensed consolidated financial statements.

The Audit Committee has discussed the matters disclosed herein with management and BDO USA LLP, the Company’s independent registered public accounting firm.

Controls and Procedures

In connection with these errors, we determined that that we have at least one material weakness in our internal control over financial reporting relating to revenue recognition that continued to exist at December 31, 2022. In connection with the material weakness, we also expect to conclude that our disclosure controls and procedures are also not effective as of December 31, 2022. We will provide further specifics on the deficiencies in our internal control over financial reporting and our disclosure controls and procedures and our plan for remediation, in the amended Q3 2022 10-Q and in our Annual Report on Form 10-K for the year ended December 31, 2022.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s expectations and preliminary estimates of the impact of the restatement on the Company’s Prior Financial Statements; the scope of the restatement and the controls and procedures deficiencies; the timing of the completion of the restatement and the filing of the amended Q3 2022 10-Q; plans to remediate the deficiencies, including any material weakness, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; the impact of these matters on the Company’s performance and outlook; expectations concerning the Company’s performance and financial outlook; and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: risks related to the timely and correct completion of the restatement of the Prior Financial Statements and related filings; risk of unanticipated costs or claims or regulatory penalties relating to the restatement of the Prior Financial Statements; the risk that investors could lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission (“SEC”) of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to changes in the effects of the restatement on the Prior Financial Statements or financial results; risks related to delays in the filing of the amended Q3 2022 10-Q; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to changes to accounting rules or regulations; risks related to the Company’s plans to remediate any control and procedures deficiencies; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; risks related to whether a restatement of financial results will be required for other accounting issues; risks related to the application of accounting or tax principles in an unanticipated manner; and the numerous other factors set forth in Consensus’ filings with the SEC. For a more detailed description of the risk factors and uncertainties affecting Consensus, refer to the 2021 Annual Report on Form 10-K filed by Consensus on April 15, 2022, and, when filed, the Company’s 2022 Annual Report on Form 10-K and the other reports filed by Consensus from time-to-time with the SEC, each of which is available at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release dated February 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date:	February 22, 2023	By:	/s/ Vithya Aubee
Vithya Aubee Vice President and Secretary